SUBSCRIPTION AGREEMENT


LMI Aerospace, Inc. (f/k/a Leonard's Metal, Inc.)
3030 Highway 94 North
St. Charles, Missouri 63301

Ladies and Gentlemen:

         1. Subscription.

                  The undersigned, Lawrence J. LeGrand ("LeGrand"), as the beneficial owner of the Lawrence J. LeGrand IRA Rollover Account (the "IRA"), hereby irrevocably subscribes for and agrees to cause the IRA to purchase from LMI Aerospace, Inc. (f/k/a Leonard's Metal, Inc.), a Missouri corporation (the "Company") an aggregate of 30,000 shares of the common stock, $0.02 par value per share (the "Shares"), for an aggregate purchase price of $600,000.00, with an appropriate adjustment by the Company in the number of Shares for any change by reason of any stock dividend, stock split or exchange of shares or recapitalization of the Company. LeGrand acknowledges this Subscription shall expire 120 days from the date hereof.

         2. Representations and Warranties. LeGrand represents and warrants to, and agrees with, the Company, as of the date hereof and the date of the closing, as follows:

                  (a) LeGrand is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended, and rules and regulations thereunder ("Act"). Specifically, LeGrand is an executive officer of the Company.

                  (b) LeGrand is a bona fide resident of the State of Missouri and is legally competent to execute this Subscription Agreement.

                  (c) LeGrand has been actively engaged in the conduct of the Company's business and affairs and, accordingly, is fully familiar with the Company and its business, plans and financial condition.

                  (d) LeGrand has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect his interests in connection with this transaction.

                  (e) LeGrand understands the various risks of an investment in the Company contemplated hereby and can afford to bear such risks, including (but not limited to) the risk of losing LeGrand's entire investment.

                  (f) LeGrand will cause the IRA to acquire the Shares for the IRA's account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

                  (g) LeGrand acknowledges and agrees that the representations, warranties and agreements made by LeGrand herein shall survive the execution, delivery and performance of this Agreement and the purchase of the Shares.

                  (h) LeGrand acknowledges and agrees that the Shares will be subject to the restrictions set forth in Sections 4 and 5 of this Subscription Agreement, a shareholder agreement with the Company (the "Shareholder Agreement") and voting trust agreement dated November 11, 1996 (the "Voting Trust Agreement") and agrees to execute the Shareholder Agreement and Voting Trust Agreement upon the issuance of the Shares.

         3. Indemnification. LeGrand acknowledges that he understands the meaning and legal consequences of the representations and warranties contained in Section 2 of this Subscription Agreement, and agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents and controlling persons, past, present or future from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty.


         4. Transferability. Neither this Agreement, nor any interest of LeGrand or the IRA herein, is assignable or transferable by LeGrand or the IRA, in whole or in part, except by operation of law. None of the Shares subscribed for or the rights relating thereto may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the IRA, or LeGrand, and LeGrand agrees not to sell, assign, transfer, pledge, hypothecate or otherwise dispose of such Shares or rights, during a period of restriction extending from the date of issuance of the Shares and ending on April 30, 2000 ("Period of Restriction"). At the end of the Period of Restriction (the "Termination Date"), such restriction on transfer shall lapse and the Shares, if not previously forfeited pursuant to Section 5 hereof, will become subject to (i) a right of first refusal pursuant to Section 4.B. of this Agreement, and (ii) such limitations on transfer, if any, as may exist under the Shareholder Agreement, the Voting Trust Agreement, any other agreement binding upon LeGrand, the IRA or applicable law.

         5. Possible Forfeiture Prior to Termination Date. If LeGrand ceases to be employed by the Company or any of its Subsidiaries prior to the Termination Date for any reason other than his disability or death, the IRA shall thereupon immediately forfeit any and all such Shares, and the full ownership of such Shares shall thereupon revert to the Company. Upon such forfeiture the IRA shall be entitled to receive from the Company and the Company shall be obligated to pay an amount equal to the lesser of (i) the purchase price originally paid by the IRA, or (ii) the per share value of the Company's common stock determined by an independent appraiser in conformity with the Business Valuation Standard of the American Society of Appraisers and the Uniform Standards of Professional Appraisal Practice, which shall be based on the appraisal most recently completed prior to the date of the Termination Date, multiplied by the number of shares being sold. Such payment by the Company shall be made either (i) by cashier's check or (ii) at the Company's option, by paying twenty percent (20%) of the amount by cashier's check and by delivering to the IRA the Company's note (the "Note") in the principal amount of the remainder of the payment. The Note shall be dated as of the date of the consummation of the aforesaid purchase, shall become payable in five (5) equal, consecutive annual installments beginning on the first anniversary of the consummation of the aforesaid purchase, and shall bear interest (payable annually) on the unpaid balance at the lowest annual rate allowable under applicable provisions of the Internal Revenue Code of 1986, as amended, to prevent any portion of the principal payments from being treated as imputed interest.

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

         6. Miscellaneous.

                  A. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged.

                  B. Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, or sent by Federal Express, Express Mail or similar next business day delivery service, or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt or confirmation to the party to whom it is to be given: (i) if to the Company, at the address set forth on the first page hereof, (ii) if to LeGrand, at the address set forth on the signature page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this
Section 6.B. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 6.B. Any notice or other communication given as provided in this Section 6(b) shall be deemed given at the time of receipt thereof.

                  C. This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, the permitted successors and assigns of the IRA, and the successors, assigns, heirs and personal representatives of LeGrand.

                  D.  This   Agreement   may  be   executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  E. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, without giving effect to principles governing conflicts of law.

                  F. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Sections 3 and 6.B. hereof).

         The parties have executed this Agreement as of the day and year this subscription has been accepted by the Company, as set forth below.





                                         Accepted this 27th day of
___________________________________      April, 1998:
Lawrence J. LeGrand, the Beneficial
Owner of the Lawrence J. LeGrand
IRA Rollover Account                     LMI Aerospace, Inc.
                                         (f/k/a Leonard's Metal, Inc.)


Social Security No.________________
                                         By: __________________________________
908 Claymark Dr.                             Ronald S. Saks, President
St. Louis, MO 63131

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